                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 15, 1997
                                                   ----------------



                       Sunburst Hospitality Corporation
                       --------------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)



          Delaware                                            52-1985619
 ---------------------------                             -------------------
(State or Other Jurisdiction                                (IRS Employer
     of Incorporation)                                   Identification No.)




                              10770 Columbia Pike
                        Silver Spring, Maryland  20901
                        ------------------------------
                             (Address of Principal
                              Executive Offices)


                                (301) 979-5000
                          --------------------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 2.   Aquisitions or Dispositions of Assets
          -------------------------------------

          Sunburst Hospitality Corporation, (the "Company" and formerly known as Choice Hotels International, Inc.), announced on October 16, 1997, that on October 15, 1997, it had consummated the separation of its franchising business from its hotel real estate business via a spin-off of its wholly owned subsidiary, Choice Hotels Franchising, Inc. ("Franchising").

ITEM 5.   Other Events
          ------------

          On October 15, 1997, the Company changed its name to "Sunburst Hospitality Corporation" and Franchising changed its name to "Choice Hotels International, Inc." Also on that date, the Company effected a one-for-three reverse stock split of the Company's common stock pursuant to which each three shares of the Company's common stock were automatically converted into one share of the Company's common stock.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (b)  Pro Forma Financial Information
          -------------------------------

          The pro forma financial information with respect to the Company's spin-off of Franchising was previously reported by the Company in its 1997 Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the Commission on August 15, 1997.

     (c)  Exhibits
          --------

          99.01 Distribution Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.02 Strategic Alliance Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.03 Non-Competition Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.04 Employee Benefits Allocation Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.05 Employee Benefits Administration Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.06 Tax Administration Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.07 Tax Sharing Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.08 Office Sublease dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.09 Corporate Services Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.)

          99.10 Assignment of Employment Agreement dated as of October 15, 1997 by and among Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation), Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.) and William R. Floyd

          99.11 Assignment of Employment Agreement dated as of October 15, 1997 by and among Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation), Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.) and Thomas Mirgon

          99.12 Omnibus Amendment and Guaranty dated as of October 15, 1997 by and among Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation), Choice Hotels Franchising, Inc. (renamed Choice Hotels International, Inc.) and Manor Care, Inc.

          99.13 Pilot Services Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Manor Care, Inc.

          99.14 Time Sharing Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Manor Care, Inc.

          99.15 Amended and Restated Agreement dated as of October 15, 1997 by and between Choice Hotels International, Inc. (renamed Sunburst Hospitality Corporation) and Stewart Bainum, Jr.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Sunburst Hospitality Corporation



                              By:  /s/ James A. MacCutcheon
                                   -------------------------
                                   James A. MacCutcheon
                                   Executive Vice President,
                                   Chief Financial Officer
                                   and Treasurer



Date:  October 29, 1997

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